Exhibit 4.3

CANADA BUSINESS CORPORATIONS ACT SEE REVERSE FOR CERTAIN DEFINITIONS in the Authorized share structure of the above named Company subject to the Articles of the Company transferable on the Central Securities Register of the Company by the registered holder in person or by attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company. IN WITNESS WHEREOF the Company has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers, at Vancouver, British Columbia. C0000000230 | M **SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401 L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Sat ellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscienc e*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****S PECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80 300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satell os*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*I nc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPEC IMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300 000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos* Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc.zero****SPECIMEN80401L80300000000Satellos*Bioscience*Inc. SPECIMEN **080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos* Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401 L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscien ce*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L8030000 0000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.z ero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Sate llos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****0 80401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bio science*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80 300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience*Inc.zero****080401L80300000000Satellos*Bioscience* * * * 0 * * * Jan 23, 2026 00000000 Number Shares FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL OF IS THE REGISTERED HOLDER OF THIS CERTIFIES THAT Dated: The shares represented by this certificate are transferable at the offices of Computershare Investor Services Inc. in Vancouver, BC and Toronto, ON, or at the offices of Computershare Trust Company, N.A. in Canton, MA and Jersey City, NJ. Satellos Bioscience Inc. COUNTERSIGNED AND REGISTERED COMPUTERSHARE TRUST COMPANY, N.A. (CANTON, MA AND JERSEY CITY, NJ) TRANSFER AGENT AND REGISTRAR COUNTERSIGNED AND REGISTERED COMPUTERSHARE INVESTOR SERVICES INC. (VANCOUVER) (TORONTO) TRANSFER AGENT AND REGISTRAR OR By _____________________________ Authorized Officer By ____________________________ Authorized Officer Director, President and Chief Executive Officer Director * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * * * * * * * * * * 0 * * * * * CUSIP 80401L803 ISIN CA80401L8033 Satellos Bioscience Inc. CSAE_WIP_BCQQ_C04.mtl.pulls/000001/000001/i